Exhibit 99.1

1601 Market Street Philadelphia, Pennsylvania 19103-2337 800 523.1988 215 564.6600	News Release

Contact:
For investors:	Mona Zeehandelaar – phone: 215 231.1674
email: mona.zeehandelaar@radian.biz

For the media:	Michelle Davidson – phone: 215 231.1325
cell: 215 260.6760
email: michelle.davidson@radian.biz

Courtney Robinson – phone: 215 231.1762
cell: 215 629.6880
email: courtney.robinson@radian.biz

Radian Reports Second Quarter Net Income of $21 Million

PHILADELPHIA, Pa., July 24, 2007 — Radian Group Inc. (NYSE: RDN) today reported net income for the quarter ended June 30, 2007, of $21.1 million and diluted net income per share of $0.26.

“Our second quarter results clearly illustrate the credit challenges in today’s mortgage market, but I believe they also reflect long-term positive trends for our business,” said S.A. Ibrahim, Chief Executive Officer. “Market conditions, particularly in California and Florida, led to an increase in defaults that impacted our results.”

Mr. Ibrahim added, “The company experienced top-line growth, improved persistency and renewed demand for our traditional mortgage insurance product. Our balance sheet remains solid, with a highly rated investment portfolio of more than $6 billion and total loss reserves of more than $900 million. And, our financial guaranty business continues to demonstrate the benefit of our diversification by contributing strong operating earnings again this quarter.”

For Financial Guaranty, net income was $22.0 million, up from $19.0 million in the second quarter of 2006. In the Financial Services segment, net income was $27.3 million, down from $45.9 million for the same period last year.

The company also provided an update on its proposed merger with MGIC, which was announced in February this year. All significant regulatory and stockholder approvals have been completed, except for two state insurance regulatory authorities. Radian and MGIC continue to anticipate completing the merger late in the third quarter or early in the fourth quarter of 2007.

The key financial highlights are as follows:

Key Financial Highlights (dollars in millions, except per share data)

(Unaudited)

Second quarter

	Quarter ended June 30, 2007	Quarter ended June 30, 2006	Percent change
Revenue	$243.2	$304.6	(20.2)%
Net income	$21.1	$148.1	(85.8)%
Diluted net income per share	$0.26	$1.79	(85.5)%
Net premiums written	$267.6	$298.9	(10.5)%
Net premiums earned	$254.9	$259.1	(1.6)%
Equity in net income of affiliates	$49.5	$72.0	(31.3)%
Change in fair value of derivative instruments *	$(103.1)	$(25.3)	—
Book value per share	$51.53	$46.95	9.8%

Six months

	Six months ended June 30, 2007	Six months ended June 30, 2006	Percent change
Revenue	$584.7	$658.2	(11.2)%
Net income	$134.6	$311.8	(56.8)%
Diluted net income per share	$1.68	$3.75	(55.2)%
Net premiums written	$545.2	$578.5	(5.8)%
Net premiums earned	$504.0	$512.8	(1.7)%
Equity in net income of affiliates	$72.3	$130.4	(44.6)%
Change in fair value of derivative instruments *	$(89.3)	$(7.7)	—

*	The change in fair value of derivative instruments for the second quarter and six months includes $61.0 million of credit reserves for Radian’s Net Interest Margin Securities (NIMs) book of business.

Radian will hold a conference call on Wednesday, July 25, 2007, at 9:00 a.m. Eastern time to discuss the company’s second quarter results. This call will be broadcast live over the Internet at http://www.ir.radian.biz/phoenix.zhtml?c=112301&p=irol-audioarchives or at http://www.radian.biz > News. A replay of the webcast will be available at this site approximately two hours after the live broadcast ends for a period of one year.

Statistical and financial information, which is expected to be referred to during the conference call, will be available on Radian’s website under Investors > Webcasts, Presentations and Transcripts or by clicking on

http://www.ir.radian.biz/phoenix.zhtml?c=112301&p=irol-audioarchives.

About Radian

Radian Group Inc. is a global credit risk management company headquartered in Philadelphia with significant operations in New York and London. Radian develops innovative financial solutions by applying its core mortgage credit risk expertise and structured finance capabilities to the credit enhancement needs of the capital markets worldwide, primarily through credit insurance products. The company also provides credit enhancement for public finance and other corporate and consumer assets on both a direct and reinsurance basis and holds strategic interests in active credit-based consumer asset businesses. Additional information may be found at www.radian.biz.

Financial Results and Supplemental Information Contents (Unaudited)

For trend information on all schedules, refer to Radian’s quarterly financial statistics at

http://www.radian.biz/investors/financial/corporate.aspx.

Exhibit A:	Condensed Consolidated Statements of Income
Exhibit B:	Condensed Consolidated Balance Sheets
Exhibit C:	Segment Information Quarter Ended June 30, 2007
Exhibit D:	Segment Information Quarter Ended June 30, 2006
Exhibit E:	Segment Information Six Months Ended June 30, 2007
Exhibit F:	Segment Information Six Months Ended June 30, 2006
Exhibit G:	Financial Guaranty Insurance Supplemental Information – Quarter Ended and as of June 30, 2007
Exhibit H:	Financial Guaranty Insurance Supplemental Information – Quarter Ended and as of June 30, 2007
Exhibit I:	Mortgage Insurance Supplemental Information: New Insurance Written and Risk Written

Exhibit J:	Mortgage Insurance Supplemental Information: Insurance in Force and Risk in Force
Exhibit K:	Mortgage Insurance Supplemental Information: Risk in Force by LTV and Policy Year and Other Risk in Force
Exhibit L:	Mortgage Insurance Supplemental Information: Claims and Reserves
Exhibit M:	Mortgage Insurance Supplemental Information: Defaults
Exhibit N:	Mortgage Insurance Supplemental Information: Net Premiums Written and Earned, Smart Home, Captives and Persistency
Exhibit O:	Mortgage Insurance Supplemental Information: ALT A
Exhibit P:	Financial Services Supplemental Information

Radian Group Inc. and Subsidiaries

Condensed Consolidated Statements of Income

Exhibit A

(In thousands, except per-share data)	Quarter Ended June 30		Six Months Ended June 30
	2007	2006	2007	2006
Revenues:
Net premiums written	$267,556	$298,875	$545,190	$578,480

Net premiums earned—insurance	$218,010	$233,527	$432,517	$460,761
Net premiums earned—credit derivatives	36,874	25,559	71,502	52,022

Net premiums earned—total	254,884	259,086	504,019	512,783
Net investment income	62,650	59,678	123,646	113,938
Net gains on securities	25,694	5,324	39,439	28,178
Change in fair value of derivative instruments	(103,120)	(25,287)	(89,331)	(7,657)
Other income	3,102	5,778	6,920	10,989

Total revenues	243,210	304,579	584,693	658,231

Expenses:
Provision for losses	173,962	84,860	281,004	163,494
Policy acquisition costs	24,198	26,820	52,452	54,184
Other operating expenses	48,213	58,099	102,580	118,376
Merger expenses	9,395	—	12,723	—
Interest expense	12,360	12,538	25,416	24,378

Total expenses	268,128	182,317	474,175	360,432

Equity in net income of affiliates	49,507	72,038	72,279	130,378

Pretax income	24,589	194,300	182,797	428,177
Income tax provision	3,506	46,155	48,247	116,334

Net income	$21,083	$148,145	$134,550	$311,843

Diluted net income per share (1)	$0.26	$1.79	$1.68	$3.75

(1) Weighted average shares outstanding (in thousands)

Average common shares outstanding	79,627	81,921	79,295	82,355
Increase in shares-potential exercise of options-diluted basis	918	835	984	745

Weighted average shares outstanding (in thousands)	80,545	82,756	80,279	83,100

For Trend Information, refer to our Quarterly Financial Statistics on Radian’s (RDN) website.

Radian Group Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

Exhibit B

(In thousands, except share and per-share data)	June 30 2007		December 31 2006	June 30 2006
Assets:
Cash and investments	$6,028,815		$5,803,228	$5,598,168
Investments in affiliates	639,571		618,841	492,175
Deferred policy acquisition costs	232,548		221,769	215,803
Prepaid federal income taxes	860,135		808,740	709,304
Other assets	357,016		476,093	491,897

Total assets	$8,118,085		$7,928,671	$7,507,347

Liabilities and stockholders’ equity:
Unearned premiums	$987,788		$943,687	$913,879
Reserve for losses and loss adjustment expenses	909,371		842,283	789,701
Long-term debt	747,929		747,770	747,615
Current income taxes	220,951		—	—
Deferred income taxes	888,667		1,129,740	1,020,720
Other liabilities	220,661		197,634	205,264

Total liabilities	3,975,367		3,861,114	3,677,179

Common stock	97		97	97
Additional paid-in capital	436,017		416,193	538,698
Retained earnings	3,609,259		3,489,290	3,222,189
Accumulated other comprehensive income	97,345		161,977	69,184

Total common stockholders’ equity	4,142,718		4,067,557	3,830,168

Total liabilities and stockholders’ equity	$8,118,085		$7,928,671	$7,507,347

Book value per share	$51.53		$51.23	$46.95

Treasury Stock Repurchases (Year-to-Date for Periods Presented)

Total number of shares repurchased	398,645	(1)	4,500,000	2,000,000
Average price paid per share	$57.25		$58.58	$60.96
Total cost of repurchased shares	$22,822,537		$263,600,341	$121,921,937

(1)	0.3 million shares were repurchased in the 2nd quarter of 2007 at a cost of $18.8 million.

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended June 30, 2007

Exhibit C

(In thousands)	Mortgage Insurance	Financial Guaranty	Financial Services	Total
Revenues:
Net premiums written	$217,040	$50,516	$—	$267,556

Net premiums earned—insurance	$185,588	$32,422	$—	$218,010
Net premiums earned—credit derivatives	21,090	15,784	—	36,874

Net premiums earned—total	206,678	48,206	—	254,884
Net investment income	36,287	26,320	43	62,650
Net gains on securities	19,356	5,609	729	25,694
Change in fair value of derivative instruments	(70,500)	(32,620)	—	(103,120)
Other income	2,726	126	250	3,102

Total revenues	194,547	47,641	1,022	243,210

Expenses:
Provision for losses	180,152	(6,190)	—	173,962
Policy acquisition costs	12,556	11,642	—	24,198
Other operating expenses	34,036	12,533	1,644	48,213
Merger expenses	8,990	405	—	9,395
Interest expense	6,341	4,462	1,557	12,360

Total expenses	242,075	22,852	3,201	268,128

Equity in net income of affiliates	—	—	49,507	49,507

Pretax income (loss)	(47,528)	24,789	47,328	24,589

Income tax provision (benefit)	(19,326)	2,768	20,064	3,506

Net income (loss)	$(28,202)	$22,021	$27,264	$21,083

Assets	$4,762,306	$2,706,691	$649,088	$8,118,085
Deferred policy acquisition costs	70,525	162,023	—	232,548
Reserve for losses and loss adjustment expenses	746,095	163,276	—	909,371
Unearned premiums	287,824	699,964	—	987,788
Stockholders’ equity	2,270,272	1,456,497	415,949	4,142,718

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended June 30, 2006

Exhibit D

(In thousands)	Mortgage Insurance	Financial Guaranty	Financial Services	Total
Revenues:
Net premiums written	$217,050	$81,825	$—	$298,875

Net premiums earned—insurance	$200,641	$32,886	$—	$233,527
Net premiums earned—credit derivatives	8,029	17,530	—	25,559

Net premiums earned—total	208,670	50,416	—	259,086
Net investment income	36,150	23,520	8	59,678
Net gains (losses) on securities	3,684	1,709	(69)	5,324
Change in fair value of derivative instruments	(3,998)	(21,289)	—	(25,287)
Other income	3,475	120	2,183	5,778

Total revenues	247,981	54,476	2,122	304,579

Expenses:
Provision for losses	77,577	7,283	—	84,860
Policy acquisition costs	15,720	11,100	—	26,820
Other operating expenses	40,542	15,297	2,260	58,099
Interest expense	6,984	4,325	1,229	12,538

Total expenses	140,823	38,005	3,489	182,317

Equity in net income of affiliates	—	—	72,038	72,038

Pretax income	107,158	16,471	70,671	194,300

Income tax provision (benefit)	23,986	(2,565)	24,734	46,155

Net income	$83,172	$19,036	$45,937	$148,145

Assets	$4,505,679	$2,500,483	$501,185	7,507,347
Deferred policy acquisition costs	68,843	146,960	—	215,803
Reserve for losses and loss adjustment expenses	592,526	197,175	—	789,701
Unearned premiums	241,012	672,867	—	913,879
Stockholders’ equity	2,225,680	1,266,979	337,509	3,830,168

Radian Group Inc. and Subsidiaries

Segment Information

Six Months Ended June 30, 2007

Exhibit E

(In thousands)	Mortgage Insurance	Financial Guaranty	Financial Services	Total
Revenues:
Net premiums written	$439,329	$105,861	$—	$545,190

Net premiums earned—insurance	$365,831	$66,686	$—	$432,517
Net premiums earned—credit derivatives	36,779	34,723	—	71,502

Net premiums earned—total	402,610	101,409	—	504,019
Net investment income	71,846	51,757	43	123,646
Net gains on securities	30,479	8,433	527	39,439
Change in fair value of derivative instruments	(81,851)	(7,480)	—	(89,331)
Other income	5,575	266	1,079	6,920

Total revenues	428,659	154,385	1,649	584,693

Expenses:
Provision for losses	293,006	(12,002)	—	281,004
Policy acquisition costs	29,079	23,373	—	52,452
Other operating expenses	70,308	26,768	5,504	102,580
Merger expenses	12,318	405	—	12,723
Interest expense	13,195	9,058	3,163	25,416

Total expenses	417,906	47,602	8,667	474,175

Equity in net income of affiliates	—	—	72,279	72,279

Pretax income	10,753	106,783	65,261	182,797

Income tax provision (benefit)	(5,747)	26,846	27,148	48,247

Net income	$16,500	$79,937	$38,113	$134,550

Radian Group Inc. and Subsidiaries

Segment Information

Six Months Ended June 30, 2006

Exhibit F

(In thousands)	Mortgage Insurance	Financial Guaranty	Financial Services	Total
Revenues:
Net premiums written	$440,816	$137,664	$—	$578,480

Net premiums earned—insurance	$393,612	$67,149	$—	$460,761
Net premiums earned—credit derivatives	17,764	34,258	—	52,022

Net premiums earned—total	411,376	101,407	—	512,783
Net investment income	67,815	46,038	85	113,938
Net gains on securities	17,261	8,887	2,030	28,178
Change in fair value of derivative instruments	5,123	(12,780)	—	(7,657)
Other income	7,109	334	3,546	10,989

Total revenues	508,684	143,886	5,661	658,231

Expenses:
Provision for losses	148,674	14,820	—	163,494
Policy acquisition costs	29,065	25,119	—	54,184
Other operating expenses	84,809	30,053	3,514	118,376
Interest expense	13,685	8,351	2,342	24,378

Total expenses	276,233	78,343	5,856	360,432

Equity in net income of affiliates	—	—	130,378	130,378

Pretax income	232,451	65,543	130,183	428,177

Income tax provision	61,135	9,635	45,564	116,334

Net income	$171,316	$55,908	$84,619	$311,843

Radian Group Inc.

Financial Guaranty Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2007

Exhibit G

($ in thousands, except ratios)	Quarter Ended June 30		Six Months Ended June 30
	2007	2006	2007	2006
Net Premiums Written:
Public finance direct	$18,130	$24,808	$30,910	$38,246
Public finance reinsurance	17,495	28,712	35,649	46,695
Structured direct	2,789	6,441	8,036	10,432
Structured reinsurance	5,693	5,404	11,605	8,409
Trade credit reinsurance	805	1,473	731	4,451

Net premiums written—insurance	44,912	66,838	86,931	108,233
Net premiums written—credit derivatives	5,604	14,987	18,930	29,431

Total Net Premiums Written	$50,516	$81,825	$105,861	$137,664

Net Premiums Earned:
Public finance direct	$9,961	$7,401	$21,546	$15,154
Public finance reinsurance	11,692	7,865	22,792	16,158
Structured direct	4,389	5,374	9,080	10,286
Structured reinsurance	5,742	5,594	11,936	10,188
Trade credit reinsurance	638	6,652	1,332	15,363

Net premiums earned—insurance	32,422	32,886	66,686	67,149
Net premiums earned—credit derivatives	15,784	17,530	34,723	34,258

Total Net Premiums Earned	$48,206	$50,416	$101,409	$101,407

Refundings included in earned premium	$5,177	$928	$11,763	$3,310

Claims paid:
Trade credit reinsurance	$2,625	$4,354	$5,271	$8,354
Other financial guaranty	803	6,919	734	6,809
Conseco	3,011	4,428	6,119	8,745

Total	$6,439	$15,701	$12,124	$23,908

Incurred losses:
Trade credit reinsurance	$(8,480)	$3,244	$(11,616)	$7,194
Other financial guaranty	2,290	4,039	(386)	8,658
Conseco	—	—	—	(1,032)

Total	$(6,190)	$7,283	$(12,002)	$14,820

Loss ratio- GAAP Basis	(12.8)%	14.4%	(11.8)%	14.6%
Expense ratio- GAAP Basis (1)	50.2%	52.4%	49.5%	54.4%

	37.4%	66.8%	37.7%	69.0%

Net (receipts) payments under derivatives contracts	$(16,147)	$(1,226)	$(27,375)	$65,413

(1)	Excludes merger expenses.

Radian Group Inc.

Financial Guaranty Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2007

Exhibit H

($ in thousands, except ratios)	June 30 2007	December 31 2006	June 30 2006
Capital and surplus	$1,066,378	$1,014,958	$989,716
Contingency reserve	380,222	336,719	301,364

Qualified statutory capital	1,446,600	1,351,677	1,291,080

Unearned premium reserve	846,254	829,340	794,989
Loss and loss expense reserve	73,083	96,829	106,494

Total statutory policyholders’ reserves	2,365,937	2,277,846	2,192,563

Present value of installment premiums	366,572	345,565	310,178
Reinsurance and soft capital facilities	150,000	150,000	150,000

Total statutory claims paying resources	$2,882,509	$2,773,411	$2,652,741

Net debt service outstanding	$152,351,096	$143,728,116	$126,568,891

Capital leverage ratio (1)	105	106	98
Claims paying leverage ratio (2)	53	52	48

Net par outstanding by product:
Public finance direct	$17,131,513	$16,324,170	$14,717,373
Public finance reinsurance	40,063,123	37,488,972	36,020,773
Structured direct	48,071,745	44,960,360	35,152,186
Structured reinsurance	5,270,740	5,192,122	4,792,978

Total	$110,537,121	$103,965,624	$90,683,310

Reinsurance business net par outstanding:
Treaty	59%	59%	59%
Facultative	41%	41%	41%

Reserve for losses and LAE
Specific	$29,274	$35,320	$36,569
Conseco	27,855	33,975	40,993
Non-specific	106,147	119,752	119,613

Total	$163,276	$189,047	$197,175

(1)	Net debt service outstanding divided by qualified statutory capital
(2)	Net debt service outstanding divided by total statutory claims paying resources

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2007

Exhibit I

	Quarter Ended June 30				Six Months Ended June 30
	2007	%	2006	%	2007	%	2006	%
Primary New Insurance Written ($ in millions)
Flow	$10,639	63.1%	$6,662	57.7%	$17,688	58.8%	$11,896	48.9%
Structured	6,211	36.9%	4,886	42.3%	12,389	41.2%	12,455	51.1%

Total Primary	$16,850	100.0%	$11,548	100.0%	$30,077	100.0%	$24,351	100.0%

Flow
Prime	$7,673	72.1%	$4,879	73.2%	$12,723	71.9%	$8,650	72.7%
Alt-A	2,026	19.1%	1,266	19.0%	3,427	19.4%	2,371	19.9%
A minus and below	940	8.8%	517	7.8%	1,538	8.7%	875	7.4%

Total Flow	$10,639	100.0%	$6,662	100.0%	$17,688	100.0%	$11,896	100.0%

Structured
Prime	$581	9.4%	$1,287	26.3%	$674	5.5%	$3,551	28.5%
Alt-A	5,200	83.7%	3,555	72.8%	11,105	89.6%	7,472	60.0%
A minus and below	430	6.9%	44	0.9%	610	4.9%	1,432	11.5%

Total Structured	$6,211	100.0%	$4,886	100.0%	$12,389	100.0%	$12,455	100.0%

Total
Prime	$8,254	49.0%	$6,166	53.4%	$13,397	44.6%	$12,201	50.1%
Alt-A	7,226	42.9%	4,821	41.7%	14,532	48.3%	9,843	40.4%
A minus and below	1,370	8.1%	561	4.9%	2,148	7.1%	2,307	9.5%

Total Primary	$16,850	100.0%	$11,548	100.0%	$30,077	100.0%	$24,351	100.0%

Total Primary New Insurance Written by FICO Score
($ in millions)
Flow
<=619	$641	6.0%	$387	5.8%	$1,127	6.4%	$665	5.6%
620-679	3,397	32.0%	2,010	30.2%	5,652	31.9%	3,557	29.9%
680-739	3,854	36.2%	2,448	36.7%	6,333	35.8%	4,439	37.3%
>=740	2,747	25.8%	1,817	27.3%	4,576	25.9%	3,235	27.2%

Total Flow	$10,639	100.0%	$6,662	100.0%	$17,688	100.0%	$11,896	100.0%

Structured
<=619	$283	4.6%	$57	1.2%	$409	3.3%	$1,445	11.6%
620-679	2,090	33.6%	1,604	32.8%	3,466	28.0%	3,785	30.4%
680-739	2,761	44.5%	2,214	45.3%	5,829	47.0%	4,719	37.9%
>=740	1,077	17.3%	1,011	20.7%	2,685	21.7%	2,506	20.1%

Total Structured	$6,211	100.0%	$4,886	100.0%	$12,389	100.0%	$12,455	100.0%

Total
<=619	$924	5.5%	$444	3.8%	$1,536	5.1%	$2,110	8.7%
620-679	5,487	32.6%	3,614	31.3%	9,118	30.3%	7,342	30.1%
680-739	6,615	39.2%	4,662	40.4%	12,162	40.4%	9,158	37.6%
>=740	3,824	22.7%	2,828	24.5%	7,261	24.2%	5,741	23.6%

Total Primary	$16,850	100.0%	$11,548	100.0%	$30,077	100.0%	$24,351	100.0%

Percentage of primary new insurance written
Refinances	41%		35%		46%		37%
95.01% LTV and above	21%		13%		19%		10%
ARMs
Less than 5 years	7%		12%		23%		27%
5 years and longer	10%		17%		8%		18%

Primary risk written ($ in millions)
Flow	$2,699	83.4%	$1,695	94.1%	$4,445	85.9%	$3,024	72.3%
Structured	537	16.6%	107	5.9%	731	14.1%	1,157	27.7%

Total Primary	$3,236	100.0%	$1,802	100.0%	$5,176	100.0%	$4,181	100.0%

Pool risk written (In millions)	$96		$208		$185		$269

Other risk written (In millions)
Seconds
1st loss	$3		$18		$6		$42
2nd loss	—		45		21		177
NIMs	109		17		377		106
International
1st loss-Hong Kong primary mortgage insurance	31		5		50		22
Reinsurance	17		3		34		5
Other
Domestic credit default swaps	—		12		—		32

Total other risk written	$160		$100		$488		$384

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2007

Exhibit J

	June 30		June 30
	2007	%	2006	%
Primary insurance in force ($ in millions)
Flow	$91,098	71.0%	$81,828	70.5%
Structured	37,172	29.0%	34,168	29.5%

Total Primary	$128,270	100.0%	$115,996	100.0%

Prime	$80,984	63.1%	$76,868	66.3%
Alt-A	35,671	27.8%	25,998	22.4%
A minus and below	11,615	9.1%	13,130	11.3%

Total Primary	$128,270	100.0%	$115,996	100.0%

Primary risk in force ($ in millions)
Flow	$22,702	83.2%	$20,191	78.5%
Structured	4,580	16.8%	5,528	21.5%

Total Primary	$27,282	100.0%	$25,719	100.0%

Flow
Prime	$17,677	77.9%	$15,756	78.0%
Alt-A	3,305	14.5%	2,902	14.4%
A minus and below	1,720	7.6%	1,533	7.6%

Total Flow	$22,702	100.0%	$20,191	100.0%

Structured
Prime	$1,653	36.1%	$2,207	39.9%
Alt-A	1,756	38.3%	1,540	27.9%
A minus and below	1,171	25.6%	1,781	32.2%

Total Structured	$4,580	100.0%	$5,528	100.0%

Total
Prime	$19,330	70.9%	$17,963	69.8%
Alt-A	5,061	18.5%	4,442	17.3%
A minus and below	2,891	10.6%	3,314	12.9%

Total Primary	$27,282	100.0%	$25,719	100.0%

Total Primary Risk in Force by FICO Score
($ in millions)
Flow
<=619	$1,458	6.4%	$1,285	6.4%
620-679	7,037	31.0%	6,245	30.9%
680-739	8,264	36.4%	7,410	36.7%
>=740	5,943	26.2%	5,251	26.0%

Total Flow	$22,702	100.0%	$20,191	100.0%

Structured
<=619	$1,121	24.5%	$1,782	32.2%
620-679	1,571	34.3%	1,993	36.1%
680-739	1,262	27.5%	1,209	21.9%
>=740	626	13.7%	544	9.8%

Total Structured	$4,580	100.0%	$5,528	100.0%

Total
<=619	$2,579	9.4%	$3,067	11.9%
620-679	8,608	31.7%	8,238	32.1%
680-739	9,526	34.9%	8,619	33.5%
>=740	6,569	24.1%	5,795	22.5%

Total Primary	$27,282	100.0%	$25,719	100.0%

Percentage of primary risk in force
Refinances	33%		35%
95.01% LTV and above	20%		15%
ARMs
Less than 5 years	16%		23%
5 years and longer	9%		9%

Pool risk in force ($ in millions)
Prime	$2,206	70.2%	$2,210	75.0%
Alt-A	297	9.5%	266	9.0%
A minus and below	638	20.3%	470	16.0%

Total	$3,141	100.0%	$2,946	100.0%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2007

Exhibit K

	June 30		June 30
	2007	%	2006	%
Total Primary Risk in Force by LTV ($ in millions)
95.01% and above	$5,549	20.3%	$3,901	15.2%
90.01% to 95.00%	8,227	30.2%	8,293	32.2%
85.01% to 90.00%	9,497	34.8%	9,291	36.1%
85.00% and below	4,009	14.7%	4,234	16.5%

Total	$27,282	100.0%	$25,719	100.0%

Total Primary Risk in Force by Policy Year ($ in millions)
2003 and prior	$6,196	22.7%	$8,484	33.0%
2004	3,833	14.0%	5,761	22.4%
2005	5,704	20.9%	7,496	29.1%
2006	6,482	23.8%	3,978	15.5%
2007	5,067	18.6%	—	—

Total	$27,282	100.0%	$25,719	100.0%

Total Pool Risk in Force by Policy Year ($ in millions)
2003 and prior	1,732	55.2%	$1,803	61.2%
2004	287	9.1%	291	9.9%
2005	650	20.7%	651	22.1%
2006	281	8.9%	201	6.8%
2007	191	6.1%	—	—

Total Pool risk in Force	$3,141	100.0%	$2,946	100.0%

Other risk in force (In millions)
Seconds
1st loss	$495		$653
2nd loss	590		776
NIMs	796		289
International
1st loss-Hong Kong primary mortgage insurance	384		293
Reinsurance	79		31
Credit default swaps	7,872		7,889
Other
Domestic credit default swaps	212		224
Financial guaranty wrap	—		159

Total other risk in force	$10,428		$10,314

Risk to capital ratio-STAT Basis	10.6:1		10.7:1

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2007

Exhibit L

	Quarter Ended June 30		Six Months Ended June 30
	2007	2006	2007	2006
Direct claims paid (In thousands)
Prime	$34,226	$29,722	$67,351	$59,831
Alt-A	21,755	15,231	41,753	34,021
A minus and below	35,027	22,390	64,107	45,781
Seconds and other	21,071	10,264	34,692	18,167

Total	$112,079	$77,607	$207,903	$157,800

Average claim paid (In thousands)
Prime	$28.4	$25.3	$28.2	$26.1
Alt-A	40.9	33.7	40.3	37.1
A minus and below	31.1	26.7	30.4	27.9
Seconds	27.8	28.4	28.2	25.7
Total	$30.9	$27.4	$30.8	$28.4

Loss ratio—GAAP Basis	87.2%	37.2%	72.8%	36.1%
Expense ratio—GAAP Basis (2)	22.5%	26.9%	24.7%	27.7%

	109.7%	64.1%	97.5%	63.8%

Reserve for losses by category (In thousands):
Prime	$212,191	$177,692
Alt-A	182,537	134,940
A minus and below	246,062	207,077
Pool insurance	37,531	33,149
Seconds	37,251	30,862
Other	1,004	8,806

Reserve for losses, net	716,576	592,526
Reinsurance recoverable	29,519 (1)	—

Total	$746,095	$592,526

(1)	Reinsurance recoverable on a first-loss second lien captive.
(2)	Excludes merger expenses.

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2007

Exhibit M

	June 30 2007	December 31 2006	June 30 2006
Default Statistics
Primary insurance:

Flow
Prime
Number of insured loans	520,488	500,464	499,435
Number of loans in default	14,795	15,141	14,283
Percentage of loans in default	2.84%	3.03%	2.86%

Alt-A
Number of insured loans	68,454	63,469	63,985
Number of loans in default	5,034	4,348	4,167
Percentage of loans in default	7.35%	6.85%	6.51%

A minus and below
Number of insured loans	56,073	52,440	52,348
Number of loans in default	7,456	7,250	6,765
Percentage of loans in default	13.30%	13.83%	12.92%

Total Flow
Number of insured loans	645,015	616,373	615,768
Number of loans in default	27,285	26,739	25,215
Percentage of loans in default	4.23%	4.34%	4.09%

Structured
Prime
Number of insured loans	57,500	62,680	70,416
Number of loans in default	3,612	3,300	2,540
Percentage of loans in default	6.28%	5.26%	3.61%

Alt-A
Number of insured loans	98,242	70,164	76,131
Number of loans in default	4,992	3,647	2,589
Percentage of loans in default	5.08%	5.20%	3.40%

A minus and below
Number of insured loans	32,612	36,597	46,500
Number of loans in default	8,278	9,014	8,193
Percentage of loans in default	25.38%	24.63%	17.62%

Total Structured
Number of insured loans	188,354	169,441	193,047
Number of loans in default	16,882	15,961	13,322
Percentage of loans in default	8.96%	9.42%	6.90%

Total Primary Insurance
Prime
Number of insured loans	577,988	563,144	569,851
Number of loans in default	18,407	18,441	16,823
Percentage of loans in default	3.18%	3.27%	2.95%

Alt-A
Number of insured loans	166,696	133,633	140,116
Number of loans in default	10,026	7,995	6,756
Percentage of loans in default	6.01%	5.98%	4.82%

A minus and below
Number of insured loans	88,685	89,037	98,848
Number of loans in default	15,734	16,264	14,958
Percentage of loans in default	17.74%	18.27%	15.13%

Total Primary Insurance
Number of insured loans	833,369	785,814	808,815
Number of loans in default	44,167 (1)	42,700 (1)	38,537 (1)
Percentage of loans in default	5.30%	5.43%	4.76%

Pool insurance:
Number of loans in default	21,409 (2)	18,681 (2)	15,338 (2)

(1)	Includes approximately 2,318, 1,161 and 551 defaults at June 30, 2007, December 31, 2006 and June 30, 2006, respectively, where reserves have not been established because no claim payment is currently anticipated.
(2)	Includes approximately 16,101, 13,309 and 9,867 defaults at June 30, 2007, December 31, 2006 and June 30, 2006, respectively, where reserves have not been established because no claim payment is currently anticipated.

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2007

Exhibit N

	Quarter Ended June 30		Six Months Ended June 30
	2007	2006	2007	2006
Net Premiums Written (In thousands)
Primary and Pool Insurance	$184,492	$187,686	$376,600	$381,132
Seconds	6,450	15,245	17,629	25,784
International	6,565	2,276	9,689	4,196

Net premiums written—insurance	197,507	205,207	403,918	411,112
Net premiums written—credit derivatives	19,533	11,843	35,411	29,704

Total Net Premiums Written	$217,040	$217,050	$439,329	$440,816

Net Premiums Earned (In thousands)
Primary and Pool Insurance	$174,174	$185,020	$341,329	$360,828
Seconds	8,723	13,848	17,895	28,758
International	2,691	1,773	6,607	4,026

Net premiums earned—insurance	185,588	200,641	365,831	393,612
Net premiums earned—credit derivatives	21,090	8,029	36,779	17,764

Total Net Premiums Earned	$206,678	$208,670	$402,610	$411,376

SMART HOME (In millions)
Ceded Premiums Written	$3.2	$2.9	$6.4	$5.1
Ceded Premiums Earned	$3.1	$2.8	$6.0	$5.2

Captives
Premiums ceded to captives (In millions)	$30.0	$24.3	$58.1	$47.2
% of total premiums	14.5%	11.4%	14.3%	11.4%
NIW subject to captives (In millions)	$6,146	$3,764	$11,140	$6,540
% of primary NIW	36.5%	32.6%	37.0%	26.9%
IIF included in captives (1)	34.6%	32.1%
RIF included in captives (1)	40.5%	36.5%
Persistency (twelve months ended June 30)	71.1%	62.8%

	June 30 2007	June 30 2006
SMART HOME
% of Primary RIF included in Smart Home Transactions (1)	7.4%	11.8%

(1)	Radian reinsures the middle layer risk positions, while retaining a significant portion of the total risk comprising the first loss and most remote risk positions.

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of June 30, 2007

ALT-A

Exhibit O

($ in millions)	Quarter Ended June 30				Six Months Ended June 30
	2007	%	2006	%	2007	%	2006	%
Primary New Insurance Written by FICO Score
<=619	$84	1.2%	$17	0.4%	92	0.6%	23	0.2%
620-659	1,090	15.1%	550	11.4%	1,679	11.6%	1,259	12.8%
660-679	1,221	16.9%	754	15.6%	2,386	16.4%	1,388	14.1%
680-739	3,383	46.8%	2,369	49.1%	7,023	48.3%	4,693	47.7%
>=740	1,448	20.0%	1,131	23.5%	3,352	23.1%	2,480	25.2%

Total	$7,226	100.0%	$4,821	100.0%	14,532	100.0%	9,843	100.0%

Primary Risk in Force by FICO Score
<=619	$38	0.7%	$32	0.7%
620-659	767	15.2%	865	19.5%
660-679	811	16.0%	730	16.4%
680-739	2,313	45.7%	1,933	43.5%
>=740	1,132	22.4%	882	19.9%

Total	$5,061	100.0%	$4,442	100.0%

Primary Risk in Force by LTV
95.01% and above	$239	4.7%	$142	3.2%
90.01% to 95.00%	1,299	25.7%	1,309	29.5%
85.01% to 90.00%	2,044	40.4%	1,882	42.3%
85.00% and below	1,479	29.2%	1,109	25.0%

Total	$5,061	100.0%	$4,442	100.0%

Primary Risk in Force by Policy Year
2003 and prior	$721	14.2%	$1,064	24.0%
2004	551	10.9%	1,008	22.7%
2005	966	19.1%	1,391	31.3%
2006	1,389	27.5%	979	22.0%
2007	1,434	28.3%	—	—

Total	$5,061	100.0%	$4,442	100.0%

Radian Group Inc.

Financial Services Supplemental Information

For the Quarter and Six Months Ended and as of June 30, 2007

Exhibit P

	Quarter Ended June 30		Six Months Ended June 30
(In thousands )	2007	2006	2007	2006
Investment in Affiliates-Selected Information

C-BASS
Balance, beginning of period	$444,591	$387,043	$451,395	$364,364
Net income for period	23,209	44,855	16,405	74,881
Dividends received	—	16,547	—	23,894

Balance, end of period	$467,800	$415,351	$467,800	$415,351

Sherman
Balance, beginning of period	$143,698	$49,608	$167,412	$81,753
Net income for period	26,298	27,182	55,874	55,497
Dividends received	—	—	51,512	60,515
Other comprehensive income	1,741	—	(37)	55

Balance, end of period	$171,737	$76,790	$171,737	$76,790

Portfolio Information:

C-BASS
Servicing portfolio	$58,100,000	$56,460,000
Total assets	6,619,605	6,289,258
Servicing income	48,621	40,199	$91,747	$71,547
Net interest income	66,572	69,872	145,424	134,912
Total revenues	101,099	171,891	140,080	300,204

Sherman
Total assets	$1,778,299	$1,058,989
Total revenues	$272,449	$253,168	$529,920	$493,570

Radian owns a 46% interest in C-BASS and an interest in Sherman, consisting of 40.96% of the Class A Common Units of Sherman (Class A Common Units represent 94% of the total equity in Sherman) and 50% of the Preferred Units of Sherman.

All statements made in this news release that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. The forward-looking statements, as well as Radian’s prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in housing demand or mortgage originations, changes in housing values, population trends and changes in household formation patterns, changes in unemployment rates, changes or volatility in interest rates, consumer confidence, or changes in credit spreads; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers; risks faced by the businesses, municipalities or pools of assets covered by Radian’s insurance; the loss of a customer with whom Radian has a concentration of its insurance in force or the influence of large customers; increased severity or frequency of losses associated with certain Radian products that are riskier than traditional mortgage insurance and financial guaranty insurance policies; material changes in persistency rates of Radian’s mortgage insurance policies; changes in Radian’s credit ratings or the insurance financial-strength ratings assigned by the major ratings agencies to Radian’s operating subsidiaries; heightened competition from other insurance providers and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the charters or business practices of Fannie Mae and Freddie Mac; the application of federal or state consumer, lending, insurance and other applicable laws and regulations, or unfavorable changes in these laws and regulations or the way they are interpreted, including: (i) the possibility of private lawsuits or investigations by state insurance departments and state attorneys general alleging that services offered by the mortgage insurance industry, such as captive reinsurance, pool insurance and contract underwriting, are violative of the Real Estate Settlement Procedures Act and/or similar state regulations (particularly in light of inquiries that we and other mortgage insurers have received from the New York Insurance Department and public reports that other state insurance departments are investigating or planning to investigate captive reinsurance arrangements used in the mortgage insurance industry) or (ii) legislative and regulatory changes affecting demand for private mortgage insurance or financial guaranty insurance; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the mortgage insurance or financial guaranty industries; changes in claims against mortgage insurance products resulting from the aging of Radian’s mortgage insurance policies; vulnerability to the performance of Radian’s strategic investments; changes in the availability of affordable or adequate reinsurance for our non-prime risk; legal and other limitations on the amount of dividends we may receive from our insurance subsidiaries; international expansion of our mortgage insurance and financial guaranty businesses into new markets and risks associated with our international business activities; and risks and uncertainties associated with our proposed merger with MGIC Investment Corporation, including, without limitation: the ability to complete the transaction on the proposed terms and schedule; the risk that the two companies and their businesses will not be integrated successfully; customer attrition and disruption from the transaction making it more difficult to maintain relationships with customers, employees or other business relationships; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that potential sales of assets in connection with the merger may negatively impact the financial performance of the combined company; and the possibility that the merger may not be completed, whether due to the failure to receive the requisite regulatory approvals or otherwise, which may have an adverse effect on our customers, employees and other business relationships, and may have a materially adverse impact on our financial results and prospects. For more information regarding these risks and uncertainties, as well as certain additional risks that we face, investors should refer to the risk factors detailed in Part I, Item 1A of our annual report on Form 10-K for the year ended December 31, 2006 and in the joint proxy statement/prospectus for our 2007 annual meeting. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date of this news release. Radian does not intend to, and disclaims any duty or obligation to, update or revise any forward-looking statements made in this news release to reflect new information, future events or for any other reason.